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                      PROSPECTUS SUPPLEMENT -- DEC. 1, 2008

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FUND                                                                    PROSPECTUS DATE     FORM #
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RiverSource Variable Portfolio -- Small Cap Advantage Fund                May 1, 2008    S-6466-99 AC
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The Principal Investment Strategies section has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment. At Sept. 30, 2008, the range of the Russell 2000 Index was between $28 million and $3.8 billion. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. Up to 25% of the Fund's net assets may be invested in foreign investments. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

- a low price-to-earnings and/or low price-to-book ratio;

- positive change in senior management;

- positive corporate restructuring;

- temporary setback in price due to factors that no longer exist;

- positive shift in the company's business cycle; and/or

- a catalyst for increase in the rate of the company's earnings growth.

The Fund generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Fund invests or the third-party analysts covering such companies, and closely monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

In deciding whether to sell a security, the investment manager considers whether:

- it has become fully valued,

- its fundamentals have deteriorated, or

- ongoing evaluation reveals that there are more attractive investment opportunities available.

The Principal Risks section has been revised to delete Quantitative Model Risk and to add Focused Portfolio Risk, Foreign Risk and Sector Risk:

FOCUSED PORTFOLIO RISK. The Fund expects to invest in a limited number of companies. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities declines in price.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country.


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Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Management section has been revised to delete the references to the Subadviser and to replace the information as to the portfolio managers, as follows:

Portfolio Manager(s). The portfolio managers responsible for the Fund's day-to-day management are:

Neil T. Eigen, Portfolio Manager

- Managed the Fund since Dec. 2008.

- Prior to RiverSource Investments acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in Nov. 2008, Mr. Eigen was head of the Seligman Value Team since he joined Seligman in 1997. Mr. Eigen was also a Director and Managing Director of Seligman and Director of Seligman Advisors, Inc. and Seligman Services, Inc.

- Prior to joining Seligman, Mr. Eigen was a Senior Managing Director of Bear, Stearns & Co., serving as Chief Investment Officer and Director of Equities of Bear, Stearns Asset Management. Prior to that, he was Executive Vice President and Senior Equity Manager at Integrated Resources Asset Management. Mr. Eigen also spent six years at The Irving Trust Company as a Senior Portfolio Manager and Chairman of the Equity Selection Committee.

- BS, New York University.

Richard S. Rosen, Portfolio Manager

- Managed the Fund since Dec. 2008.

- Prior to RiverSource Investments acquisition of Seligman in Nov. 2008, Mr. Rosen was a Managing Director of Seligman.

- Prior to joining Seligman in 1997, Mr. Rosen was a Senior Portfolio Manager at Bear Stearns Asset Management (BSAM), and a Managing Director at Bear, Stearns & Co. Inc.

- MBA, New York University.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Fund, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Fund.

Information prior to Feb. 1, 2008 presented in sections entitled "Past Performance" and "Management" represents that of RiverSource Variable Portfolio -- Small Cap Advantage Fund, a series of RiverSource Variable Portfolio -- Investment Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date. The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.